                                                                   Exhibit 10.36

                      INFLOWNET(TM) INTERNET ACCESS SERVICE


                                    ADDENDUM
                                       TO
                         DATA CENTER SERVICES AGREEMENT


If attached to a valid Data Center Services Agreement or a valid Exhibit E, Service Change Form, this ADDENDUM to the Data Center Services Agreement ("Addendum") is hereby added to and made a part of the Data Center Services Agreement between Inflow, Inc. ("INFLOW") and customer identified below ("Customer") (the "Agreement") and is effective as the Effective Date of Agreement or the Effective Date of the Exhibit E to which this Addendum is attached. The Agreement and/or Exhibit E to the Agreement are incorporated by reference and shall govern in the event of conflict between the Agreement and this Addendum, unless this Addendum expressly states otherwise.


1. ABOUT THE SERVICE

         (a) InflowNet(TM) provides multi-based access to Internet service provided through INFLOW and the Data Center, and includes the hardware and software necessary to provide the physical connection to the Customer Equipment.

         (b) INFLOW will provide InflowNet(TM) as outlined in Exhibit A to the Agreement ("InflowNet Services"), and the Inflownet (TM) Services will be implemented pursuant tot he InflowNet(TM) Service Level Agreement provision regarding installation, identified in Exhibit A-1 ("InflowNet(TM) Installation Data"), subject to section 2 below.

         (c) InflowNet(TM) Services may include any or all of the following and the specific services, and associated fees, selected by Customer under this Addendum will be identified on an Exhibit A and/or Exhibit E to the Agreement. These InflowNet(TM) Services selected by the Customer will be provided under the terms and conditions identified herein and the applicable Service Level Agreement provisions within Exhibit A-1, for the fees identified on the applicable Exhibit A or E.

                  (i) InflowNet(TM) MAX Services provide the customer with two physical connections to the Customer Equipment, access to the web-based tools, including, but not limited to Customer bandwidth reports and the InflowNet(TM) MAX Service Level Agreement described in Exhibit A-1(A).

                  (ii) InflowNet(TM) SX Services provide the customer with a single physical connection to the Customer Equipment and the InflowNet(TM) SX Services Level Agreement described in Exhibit A-1(B).

                  (iii) Dedicated and Flat-Rate Services: Dedicated and Flat Rate Services provide the customer with a maximum available level of bandwidth as set forth in Exhibit A or E to the Agreement. The customer will be charged


                                  Addendum - 1
                           the flat rate recurring fee set forth in an Exhibit A or E to the Agreement regardless of the level of usage.

                  (iv) Usage Based Services: Usage based clients are provided a maximum level of available bandwidth based on a minimum recurring fee. Billing for InflowNet customers who purchase Usage Based bandwidth will be based on a per Mbps rate and actual average bandwidth usage or the minimum monthly fee, whichever is greater. Average bandwidth usage is calculated by taking a sample of bandwidth usage every five (5) minutes throughout the month and calculating the average of all samples. The minimum monthly fee is equal to 20% of the customer's maximum level of available bandwidth, and will be identified on an Exhibit A or E to the Agreement.

                  (v) Domain Name Services: The Customer may elect to have INFLOW provide Domain Name Services (DNS) for up to 10 Domain Names per customer. Thereafter, INFLOW will charge the Customer a one-time setup fee for providing Domain Name Services for each additional Domain Name and may charge Customer for Domain Name Services for sub-domains. These fees are not to be confused with fees imposed by a Domain Registrar for registration or maintenance of a Domain Name. Fees imposed by the Domain Registrar are the responsibility of the customer as outlined in section
                           3.5 of this addendum.

2. CUSTOMER INSTALLATION RESPONSIBILITIES

         (a) CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT THE TIMELINESS AND EFFECTIVENESS OF INFLOW'S INSTALLATION OF THE INFLOWNET(TM) SERVICE MAY BE MATERIALLY AND SUBSTANTIALLY DELAYED IF CUSTOMER DOES NOT PROVIDE THE FOLLOWING INFORMATION OR PERFORM THE FOLLOWING REQUIREMENTS TIMELY.

         (b) Customer is responsible for configuring its platforms or equipment, including but not limited to, software, hardware, applications, and IP address ranges, which are not part of Customer Equipment, if any, according to the technical specifications provided by INFLOW in order to connect to INFLOW equipment and the InflowNet(TM) Service ("Customer's External Equipment").

         (c) Customer shall timely provide the following information to INFLOW prior to any anticipated InflowNet(TM) Installation Date:

                  (i) Specifications on Customer's Equipment, applications, and network to facilitate INFLOW's Installation and provisioning of InflowNet(TM) Services, such specifications may include, but are not limited to, hardware applications, IP addresses, application functionality, network configuration and network architecture (collectively, "Specifications"); and


                                  Addendum - 2

                  (ii) Justification to support Customer's need for its requested IP address space in accordance with the Internet Registry (ARIN) and the guidelines following RFC 2050.

         (d) Customer shall pay Installation Fees identified in an Exhibit A or E to the Agreement within fifteen (15) calendar days after the InflowNet(TM) Service InflowNet(TM) Installation Date.

3. CUSTOMER RECURRING RESPONSIBILITIES

         (a) CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT THIS EFFECTIVENESS OF THE INFLOWNET(TM) SERVICE MAY BE MATERIALLY AND SUBSTANTIALLY REDUCED IF A CUSTOMER CONFIGURATION CHANGE IS IMPLEMENTED WITHOUT A CORRESPONDING REVIEW OF AND/OR MODIFICATION TO THE INFLOWNET(TM) SERVICE.

         (b) For that reason, INFLOW requests that Customer provide written advance notification of any and all material changes to Customer's Equipment, application design and/or application functionality (collectively, "Customer Configuration Changes") prior to the anticipated installation of such Changes to allow INFLOW adequate time to implement any necessary modification(s) to the InflowNet(TM) Service.

         (c) If Customer fails to provide adequate notification to INFLOW of Customer Configuration Changes, Customer may be responsible for any and all troubleshooting and repair INFLOW must conduct to modify, correct, or reconfigure Customer's InflowNet(TM) Service and/or other Data Center Services. Customer may be charged a repair rate for INFLOW's time and efforts.

         (d) Customer shall pay recurring fees for InflowNet(TM) Services in accordance with the provisions of this Agreement.

         (e) Customer shall be responsible for the selection, purchase, and maintenance of its own Domain Name(s). All fees associated with registration and periodic maintenance of domain names are the Customer's responsibility and will be billed directly to the Customer by the Domain Registrar. Such fees are not included as part of the InflowNet Service fees and should not be confused with any fees that INFLOW may charge for management of domain name services.

         (f) If Customer desires additional InflowNet(TM) Service or changes to its existing InflowNet(TM) Service, Customer may contact the designated Account Representative to explore whether such additions or changes are available. If such additions or changes are available, INFLOW shall use reasonable efforts to grant such requests subject to availability of facilities and Customer's equipment, applications, and private network. Such addition or change, if available, must be formally requested using the Service Change Forms at Exhibit E to the Agreement and INFLOW will provide pricing estimates of such additions or changes for Customer's approval prior to implementing such additions or changes.


                                  Addendum - 3

         (g) Customer shall at all times ensure that its content and users adhere to the Acceptable Use Policy located at www.inflow.net./terms (URL") as amended from time to time effective upon posting of the revised policy at the URL. Notwithstanding anything to the contrary contained herein, INFLOW may immediately take appropriate action, including disconnection or discontinuance of Internet Services in the event of notice of possible violation by Customer of the Acceptable Use Policy.

4. TERMS:

         (a) This Addendum commences as of the Effective Date and shall expire with the Agreement, unless terminated earlier by either INFLOW or Customer, under the termination provisions of Agreement.

5. CONFIDENTIAL AND PROPRIETARY INFORMATION:

         (a) In addition to the Confidential Information provisions of the Agreement, Customer agrees and acknowledges that the components, configuration, and method of providing InflowNet(TM) Service is highly proprietary to INFLOW, and as such, are considered Confidential Information pursuant to Section 5 regarding Confidential Information within the Agreement. Unauthorized copying, transfer or use may cause INFLOW irreparable injury that cannot be adequately compensated by monetary damages.

6. RESTRICTIONS

         (a) Customer shall not and shall not permit others, including its employees and agents, to reproduce, reverse-engineer, de-compile, disassemble, alter, translate, modify, adapt, market, resell, sublease, or otherwise access or use InflowNet(TM) Service, other than as specified in this Addendum. No license is granted to Customer by this Addendum to use the InflowNet(TM) mark or any intellectual property associated with InflowNet(TM) Service and no license or right to any INFLOW software or hardware or equipment is transferred or granted to Customer under this Addendum. If Customer, its employees, or agents, or a third party on behalf of Customer, breaches this provision, INFLOW may immediately terminate this Agreement without prior written notice and in addition to any other rights and remedies available to INFLOW.

         (b) Except for IP Addresses expressly registered in the Customer's name, all IP addresses shall remain, at all times, property of INFLOW and shall be nontransferable and the Customer shall have no right to use such IP addresses upon termination of or expiration of this addendum. IP addresses are allocated by INFLOW to the customer per the Internet Registry (ARIN) and guidelines following RFC 2050.

7. WARRANTIES AND DISCLAIMERS:

         (a) INFLOW's warranty for the InflowNet(TM) Service is set forth in Exhibit A-1, Service Level Agreement ("SLA"), incorporated herein by reference, except that INFLOW does not make, and hereby expressly disclaims, any warranty on InflowNet(TM) Service if INFLOW's Equipment is installed, altered, maintained, or repaired by anyone other than INFLOW or its Agents. INFLOW is not responsible for any defects or damages to Customer Equipment or InflowNet(TM) Service resulting from mishandling, abuse, misuse, accident, or Force Majeure, or


                                  Addendum - 4
from Customer's use of InflowNet(TM) Service in conjunction with equipment electrically or mechanically incompatible with InflowNet(TM) Service or equipment of inferior quality. Exhibit A-1 sets forth Customer's sole and exclusive remedy for any failure of InflowNet(TM) Service.

         (b) Other than the Warranties addressed in this Addendum and in the Agreement, and in addition to the disclaimer of warranties in the Agreement, INFLOW does not make, and hereby disclaims, warranties, express or implied, including but not limited to, warranties of merchantability, fitness for a particular purpose, non-infringement and title, and any warranties arising from a course of dealing, usage or trade practice and without limiting the generality of the foregoing. INFLOW does not warrant that the InflowNet(TM) Service will provide error-free, uninterruptable or secure service and protection from unauthorized, unknown, or unforeseeable security breaches, accesses, or attacks into or affecting Customer Equipment or systems. Further INFLOW does not make, and hereby disclaims, any warranties, express or implied, that InflowNet(TM) Service provides any form of real-time detection of any or all of the foregoing.



AGREED AND ACCEPTED AS OF _____________



Inflow, Inc.                            CUSTOMER: High Speed Net Solutions, Inc.



By: /s/ Benjamin P. Griffith            By: /s/ Harris B. Glover
    ------------------------                --------------------
    (Authorized Signature)                  (Authorized Signature)

Name: Benjamin P. Griffith              Name: Harris B. Glover
Title: District Sales Manager           Title: Chief Technology Officer
Date: 9/19/00                           Date: 9/19/00


                                  Addendum - 5

                                 EXHIBIT A-1(A)

                                       TO
                   ADDENDUM TO DATA CENTER SERVICES AGREEMENT

                    INFLOWNET(TM) MAX INTERNET ACCESS SERVICE
                         SERVICE LEVEL AGREEMENT ("SLA")


This InflowNet ("InflowNet(TM) Services") Service Level Agreement ("SLA") defines the performance criteria to which INFLOW will be held accountable, and the reporting methods and compensation or remedies available to Customer in the event that performance levels are not met. This SLA is incorporated by reference into the InflowNet(TM) Service Addendum by and between Customer and INFLOW.

Should routine or non-routine, non-emergency maintenance or upgrades be required, Customer will receive advance notice from INFLOW. Emergency maintenance may be required without notice, in order to restore the InflowNet(TM) Service performance or connectivity. Non-emergency maintenance without prior notification to Customer is subject to this SLA.

This SLA provides no guarantee against failures of Customer Equipment, or failures due to Force Majeure or other causes beyond INFLOW's control.

1. Availability

Performance Criteria: The Internet will be available to the Customer Equipment 100% of the time. "Availability" is defined as the ability to successfully transmit data packets. "Internet Unavailability" consists of the number of minutes that the Internet was not Available to the Customer Equipment, but will not include unavailability continuing for an hour or less which Customer fails to report to INFLOW within four days or any unavailability resulting from (a) Network maintenance by INFLOW or by an internet backbone provider of which Customer has received at least twelve (12) hours advance notice, (b) Customer's applications, equipment, or facilities, (c) acts or omissions of Customer, or any use or user of the service authorized by Customer or (d) reasons of Force Majeure, as defined in the Data Center Services Agreement. In order to receive the 100% Availability guarantee, the customer equipment must be connected to both ports provided by INFLOW on the InflowNet distribution routers/switches.

Notification: INFLOW will use reasonable efforts to notify customer, via telephone or e-mail or other immediately available mechanisms selected by INFLOW, within fifteen (15) minutes after any Internet outage.

Reporting Methods: INFLOW will provide to Customer a report showing the start time, stop time and duration of Internet outages no later than fifteen (15) calendar days after the end of each month. The Internet availability rate for any month will be calculated as a fraction, the numerator of which shall be the total number of minutes in that month without Internet Unavailability and the denominator of which shall be the total number of minutes in that month.

                               Exhibit A-1(A)-1

Compensation: If INFLOW fails to meet this InflowNet Service Availability performance criteria in any month, INFLOW will credit Customer's bill for two-thirtieths (2/30) of the Customer's InflowNet recurring monthly fee for each cumulative hour, or portion thereof, of Unavailability in that month, up to a maximum of the Customer's contracted monthly service fees for InflowNet Service.

2. Installation

Performance Criteria: For the provision of 10 Mbps services or less, Customer's InflowNet ports will be activated within thirty (30) calendar days of the date the Agreement or Exhibit E is signed by INFLOW. For InflowNet Services above 10 Mbps, the InflowNet ports will be activated by the scheduled InflowNet(TM) Installation Date provided in writing by the INFLOW Data Center General Manager, subject to Customer's execution of the Data Center Services Agreement, or Exhibit E to an existing Agreement, and the InflowNet Services Addendum.

Notification and Reporting: INFLOW tracks the installation time within the Customer implementation schedule.

Compensation: In the event that INFLOW fails to meet the due date for port activation INFLOW will credit Customer's bill in an amount equal to the InflowNet access installation charges affected.

3. Performance

Performance Criteria: InflowNet provides internet connectivity at a rate of not more than 40 milliseconds (ms) average roundtrip delay on the INFLOW Internet Network. The inflow Internet Network starts with INFLOW's Internet connectivity equipment, continues through the local connectivity, and ends at the first available router of each ISP (BGP neighbor). An average roundtrip delay is calculated over a 24-hour period beginning at 12:01 AM each day. INFLOW reserves the right to remove an Internet Service Provider as BGB neighbor and re-route to another BGB neighbor if the initial BGB neighbor is experiencing performance issues that affect or may affect Customer's InflowNet Services performance. The removal of and re-routing to another BGB neighbor will not be calculated within the average roundtrip delay calculation described herein.

Reporting Methods: INFLOW provides a real-time report currently located at www.inflow.net which displays roundtrip times to the first router in each of INFLOW's ISP backbones. Please note the www.inflow.net URL is subject to changes and INFLOW will provide adequate notice to Customer of such changes.

Compensation: If INFLOW fails to meet this InflowNet Service Performance criteria, INFLOW will provide a credit against the InflowNet Service recurring monthly fee on Customer's bill in an amount equal to the pro-rated charges for one day of the InflowNet Service recurring monthly fee for each 24-hour day in which the performance guarantee is not achieved.


                               Exhibit A-1(A) - 2

           SECUREFLOW(TM) AND SECUREFLOW HIGH AVAILABILITY(TM) MANAGED
                                FIREWALL SERVICE


                                    ADDENDUM
                                       TO
                         DATA CENTER SERVICES AGREEMENT


If attached to a valid Data Center Service Agreement or a valid Exhibit E, Service Charge Form, this ADDENDUM to the Data Center Services Agreement ("Addendum") is hereby added to and made a part of the Data Center Services Agreement between Inflow, Inc. ("INFLOW") and customer identified below ("Customer") (the "Agreement") and is effective as of the Effective Date of Agreement or the Effective Date of the Exhibit E to which this Addendum is attached. The Agreement and/or Exhibit E to the Agreement are incorporated by reference and shall govern in the event of conflict between the Agreement and this Addendum, unless this Addendum expressly states otherwise.

1. ABOUT THE SERVICE

         1.1 SecureFlow(TM) and SecureFlow High Availability ("SecureFlow HA")(TM) Managed Firewall Services provide perimeter controlled access to Customer Equipment, monitor the availability of the managed firewall, and provide escalation procedures based on defined firewall alerts, subject to the terms and conditions of this Addendum. SecureFlow(TM) Services, as defined below, include the hardware and software necessary for INFLOW to provide this service ("INFLOW Equipment").

         1.2 INFLOW will provide either SecureFlow(TM) or Secure Flow HA(TM) services as outlined in an Exhibit A or E to the Agreement ("SecureFlow Services"), under the terms and conditions identified herein and the applicable Service Level Agreement provisions within Exhibit A-1, for the fees identified on the applicable Exhibit A or E.

         1.3 SecureFlow(TM) Service provides the customer monitoring systems for 24x7, redundant monitoring of the firewall's status, a Checkpoint certified staff, a hot back-up spare to every data center, and installation of vendor patches/upgrades. The SecureFlow Service includes a 4-hour SLA for repair of hardware, a 24-hour SLA for policy updates, and a 100% satisfaction SLA, as more thoroughly explained in the Service Level Agreement ("SLA") provisions applicable to SecureFlow(TM) in Exhibit A-1.

         1.4 The SecureFlow HA(TM) Service adds to the SecureFlow Service described above by providing a fully redundant architecture. SecureFlow HA has two Nokia IP330 chassis linked in a fail-over architecture. If one firewall should fail, the other will immediately and seamlessly begin filtering traffic. In addition to the SLAs described above, the SecureFlow HA Service includes a 100% availability SLA,

                                  Addendum - 1
                  as more thoroughly explained in the Service Level Agreement provisions applicable to SecureFlow(TM) HA in Exhibit A-1.

         1.5 The SecureFlow Services will be installed within thirty days of Customer's written notification to INFLOW that Customer's Equipment is ready for installation of SecureFlow ("SecureFlow Installation Date"), subject to section 2 below. The specific INFLOW Equipment to be installed on Customer Equipment is identified in Exhibit B-1.

         1.6 SecureFlow(TM) Services are not designed to, and therefore cannot offer, (i) protection from external lines not passing through the firewall device; (ii) protection from Customer's internal employees, agents, applications, or systems; (iii) real time monitoring of access, breech or attacks to Customer Equipment or systems; and (iv) protection from deleterious programming routines.

         1.7 INFLOW will monitor SecureFlow Services every twenty four hours per day and seven days per week, subject to the applicable Service Level Agreement terms attached at Exhibit A-1.

         1.8 INFLOW will update the SecureFlow Services with vendor patches and vendor upgrades, as such patches and upgrades become reasonably available.

         1.9 INFLOW will provide, upon Customer's timely request, logs of network traffic on Customer Equipment. Such logs are deleted every seven days.

2. CUSTOMER INSTALLATION RESPONSIBILITIES

2. CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT THE TIMELINES AND EFFECTIVENESS OF INFLOW'S INSTALLATION OF THE SECUREFLOW SERVICES MAY BE MATERIALLY AND SUBSTANTIALLY DELAYED IF CUSTOMER DOES NOT PROVIDE THE FOLLOWING INFORMATION OR PERFORM THE FOLLOWING REQUIREMENTS TIMELY.

         2.1 Customer shall timely provide the following information to INFLOW prior to any anticipated Installation Date:

                  2.1.1 Specifications on Customer Equipment to facilitate INFLOW's installation and provisioning of SecureFlow Services, such specifications may include, but are not limited to, hardware, appliances, IP addresses, application functionality, traffic designations, network configuration, and network architecture (collectively, "Specifications"); and

                  2.1.2 Customer's designated "Firewall Policy," including but not limited to traffic parameters, rule bases, and traffic properties which will form the basis for the SecureFlow Services. INFLOW reserves the right to modify or reject any specific Firewall Policy requirements that would impose an undue burden on INFLOW's equipment, that is not legal, or that, in


                                  Addendum - 2

                           INFLOW's opinion, may result in harm to INFLOW's equipment, its Data Center, or to other INFLOW customers or services.

         2.2 Customer shall timely perform the following prior to any anticipated Installation Date:

                  2.2.1 Configure Customer platforms or equipment, including, but not limited to, software, hardware, applications, and IP address ranges, which are not part of Customer Equipment, if any, according to the technical specifications provided by INFLOW in order to connect to INFLOW Equipment and the SecureFlow Services ("Customer's External Equipment"); and

                  2.2.2 Provide reasonable access to Customer Equipment and network to install SecureFlow Services; and

                  2.2.3    Pay Installation Fees identified in an Exhibit A or
                           E. Within fifteen (15) calendar days after the SecureFlow Services Installation Date..

3. CUSTOMER RECURRING RESPONSIBILITIES

         3.1 CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT THE EFFECTIVENESS OF THE SECUREFLOW SERVICES MAY BE MATERIALLY AND SUBSTANTIALLY REDUCED IF A CUSTOMER CONFIGURATION CHANGE IS IMPLEMENTED WITHOUT A CORRESPONDING REVIEW OF AND/OR MODIFICATION TO THE SECUREFLOW SERVICES.

         3.2 For that reason, INFLOW requests that Customer provide written advance notification of any material changes to Customer Equipment, Customer's External equipment, and/or Specifications (collectively, "Customer Configuration Changes") prior to the anticipated installation of such Changes to allow INFLOW adequate time to implement any necessary modification(s) to the SecureFlow Services.

         3.3 If customer fails to provide adequate notification to INFLOW of Customer Configuration Changes, Customer may be responsible for any and all trouble-shooting and repair INFLOW must conduct to modify, correct, or reconfigure Customer's SecureFlow Services and/or other Data Center Services. Customer may be charged a repair rate for INFLOW's time and efforts.

         3.4 Customer shall be responsible for the selection, purchase, and administration of its own Domain Name(s).

         3.5 If Customer desires additional SecureFlow Services or changes to its existing SecureFlow Services, Customer may contact its designated Account Representative to explore whether such additions or changes are available. If such additions or changes are available, INFLOW shall use reasonable efforts to grant such requests subject to availability of facilities and Customer Equipment.


                                  Addendum - 3

                  Such addition or change, if available must be formally requested using the Service Change Form at Exhibit E to the Agreement and INFLOW will provide pricing estimates of such additions or changes for Customer's approval prior to implementing such additions or changes.

         3.6 Customer may request up to two (2) changes to Customer's Firewall Policy per month as no charge, pursuant to procedures defined in the SecureFlow "Services Level Agreement" in Exhibit A-1. Customer may request changes in to two per month to the Firewall Policy and such changes will be implemented, subject to facility or equipment availability, at a charge to Customer.

         3.7 Customer shall pay recurring fees for SecureFlow Services in accordance with the provisions of the Agreement.

         3.8 Within five business days of termination or expiration of this Addendum, Customer shall return all INFLOW Equipment to INFLOW and failure to timely return INFLOW Equipment shall be deemed a default under the Agreement, if the Agreement is not terminated or has not expired, subject to the default and remedies provisions within the Agreement. If the Agreement is terminated or expired, INFLOW shall have all remedies available at law or in equity to recover INFLOW Equipment and shall be entitled to recover its reasonable attorneys' fees and other costs necessary to enforce this provision.

         3.9 Customer hereby grants to INFLOW a license to install, maintain, use, operate, monitor, repair, and replace INFLOW Equipment installed in Customer Area and/or on Customer Equipment. Customer may not tamper with, disable, damage, or otherwise modify INFLOW Equipment located within Customer's Area and/or Customer Equipment.

4. TERM:

         4.1 This Addendum commences as of Effective Date and shall expire with Agreement, unless terminated earlier by either INFLOW or Customer, under the termination provisions of Agreement.

5. EMERGENCY CONTACTS:

         5.1 Customer shall designated in writing, emergency contacts, including name, address, telephone, pager and/or e-mail addresses, which will be the primary emergency contact to be notified in the event of an emergency related to the provisioning of SecureFlow Services under this Addendum. Customer may modify its contact, address and other notification methods periodically, with immediate notice of such modification, in writing to INFLOW.

6. CONFIDENTIAL AND PROPRIETARY INFORMATION:

         6.1 In addition to the Confidential Information provisions of the Agreement, Customer agrees and acknowledges that the components, configuration, and


                                  Addendum - 4
                  method of providing SecureFlow Services is highly proprietary to INFLOW, and as such, are considered Confidential Information pursuant to section 5 regarding Confidential Information within the Agreement. Unauthorized copying, transfer, or use may cause INFLOW irreparable injury that cannot be adequately compensated by monetary damages.

7. RESTRICTIONS:

         7.1 Customer shall not and shall not permit others, including its employees and agents, to reproduce, reverse-engineer, de-compile, disassemble, alter, translate, modify, adapt, market, resell, sublease, or otherwise access or use SecureFlow Services, other than as specified in this Addendum. No licensees is granted to Customer by this Addendum to use the Secure(TM) mark or any intellectual property associated with SecureFlow Services and no license or right to any INFLOW software or hardware or equipment is transferred or granted to Customer under this Addendum. If Customer, its employees, or agents, or a third party on behalf of Customer, breeches this provision, INFLOW may immediately terminate this Agreement without prior written notice and in addition to any other rights and remedies available to INFLOW.

8. WARRANTIES AND DISCLAIMERS:

         8.1 INFLOW's warranty for the SecureFlow Services is set forth in Exhibit A-1, Service Level Agreement ("SLA"), incorporated herein by reference, except that INFLOW does not make and hereby expressly disclaims, any warranty on SecureFlow Services if INFLOW's Equipment is installed, altered maintained, or repaired by anyone other than INFLOW. INFLOW is not responsible for any defects or damages to Customer Equipment or SecureFlow Services resulting from mishandling, abuse, misuse, accident, or Force Majeure, or from Customer's use of SecureFlow Services in conjunction with equipment electrically or mechanically incompatible with or of inferior quality. Exhibit A-1 sets forth Customer's sole and exclusive remedy for any failure of SecureFlow Services.

         8.2 Other than the Warranties addressed in this Addendum and in the Agreement, and in additions to the disclaimer of warranties in the Agreement, INFLOW does not make, and hereby disclaims, warranties, express or implied, including but not limited to warranties of merchantability, fitness for a particular purpose, non-infringement and title, and any warranties arising from a course of dealing, usage, or trade practice. Without limiting the generality of the foregoing, INFLOW does not warrant that the SecureFlow Services will provide uninterrupted, error-free, or secure service and protection from (a) viruses, Trojan horses, worms, time bombs, cancelbots, or other harmful or deleterious programming routines or (b) unauthorized, unknown, or unforeseeable security breeches, accesses or attacks into or affecting Customer Equipment or systems. Further INFLOW does not make, and hereby disclaims, any warranties, express or implied that SecureFlow Services provides any form of real-time detection of any or all of the foregoing.


                                  Addendum - 5

Signed and agreed to effective upon Effective Date set forth above:



FOR CUSTOMER:                              FOR INFLOW:
HIGH SPEED NET SOLUTIONS



/s/ Harris B. Glover                       By: /s/ Benjamin P. Griffith
--------------------------------               --------------------------
     (Authorized Signature)                      (Authorized Signature)



Harris B. Glover                           Benjamin P. Griffith
--------------------------------           ------------------------------
         Printed Name                               Printed Name



Chief Technology  Officer                  District Sales Manager
--------------------------------           ------------------------------
            Title                                      Title



9/19/00                                    9/19/00
--------------------------------           ------------------------------
            Date                                       Date




                                  Addendum - 6